UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2019

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant's telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement

On November 14, 2019, Alkermes plc (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Alkermes, Inc., an indirect wholly-owned subsidiary of the Company (the “Buyer”), Thinker Merger Sub, Inc., a wholly-owned subsidiary of the Buyer (“Merger Sub”), Rodin Therapeutics, Inc., a privately held biopharmaceutical company (“Rodin”), and Shareholder Representative Services LLC, as the representative of the holders of Rodin equity securities (the “Rodin Equityholders”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Rodin, with Rodin surviving the Merger as a wholly-owned subsidiary of the Buyer (the “Merger”).

Under the terms of the Merger Agreement, and subject to the conditions and adjustments set forth therein, the Buyer has agreed to pay (a) a cash purchase price of $100 million at the closing of the Merger (the “Upfront Consideration”) and (b) future contingent cash milestone payments of up to $850 million, upon the achievement by certain Rodin development candidates of specified clinical, regulatory and sales milestones.

The Merger Agreement contains customary representations, warranties, covenants and other provisions, including indemnification obligations of the Buyer and the Rodin Equityholders for, among other matters, breaches of representations, warranties and covenants, in each case subject to the limitations specified in the Merger Agreement.

The Buyer’s obligation to complete the Merger is subject to the satisfaction or waiver of customary closing conditions, including the accuracy of Rodin’s representations and warranties, compliance with its covenants and the absence of a material adverse effect on Rodin.  The Merger Agreement has been adopted by the requisite vote of Rodin stockholders.  The Company intends to fund the Upfront Consideration from cash on hand and expects to complete the Merger by the end of November 2019.

The foregoing description of the Merger Agreement does not purport to be complete, provides only a summary of the material terms of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, may be made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or the condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties in the Merger Agreement may change after the date of the Merger Agreement, which changes may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On November 18, 2019, the Company issued a press release announcing the execution of the Merger Agreement.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

The information in this Item 7.01 and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1 104	Press release issued by Alkermes plc dated November 18, 2019. Cover Page Interactive Data File (embedded within the Inline XBRL document).

Note Regarding Forward-Looking Statements

Certain statements set forth or incorporated by reference in Item 1.01 above constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, but not limited to, statements regarding the timing and value of future milestone payments; and the details of, and expected timing for, the closing of the Merger. You are cautioned that forward-looking statements are inherently uncertain. Although the Company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks and uncertainties include, among others: that the Merger may involve unexpected costs, liabilities or delays; that a condition to the closing of the Merger may not be satisfied or waived in a timely manner or at all and may result in closing being delayed or not occurring; that a party may terminate the Merger Agreement prior to the closing of the Merger; and those risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2018 and in subsequent filings made by the Company with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained or incorporated by reference in Item 1.01.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: November 18, 2019	By:	/s/ David J. Gaffin
David J. Gaffin
Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

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